INVESCO INDIA EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JULY 24, 2019 TO THE

PROSPECTUS DATED JUNE 24, 2019 OF:

Invesco India ETF (PIN)

(the “Fund”)

On July 19, 2019, the board of directors of Invesco Mauritius, the wholly owned subsidiary of the Fund organized in the Republic of Mauritius (the “Subsidiary”) through which the Fund previously obtained exposure to Indian equity securities, voted to liquidate and wind up the Subsidiary.

As a result, effective immediately, the section “Disclaimers – MAURITIUS” beginning on page 23 of the Fund’s Prospectus is hereby deleted in its entirety.

Please Retain This Supplement for Future Reference.

P-PIN-PROSUP 072419

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JULY 24, 2019 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 24, 2019 OF:

Invesco India ETF (PIN)

(the “Fund”)

On July 19, 2019, the board of directors of Invesco Mauritius, the wholly owned subsidiary of the Fund organized in the Republic of Mauritius (the “Subsidiary”) through which the Fund previously obtained exposure to Indian equity securities, voted to liquidate and wind up the Subsidiary.

As a result, effective immediately, the Fund’s Statement of Additional Information is revised as follows:

1.	The sixth paragraph under the section “General Description of the Trust and the Fund” on page 1 is hereby deleted in its entirety.

2.	The first full paragraph on page 52 is hereby deleted in its entirety.

Please Retain This Supplement for Future Reference.

P-PIN-SAI 072419